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                                SUPPLEMENT NO. 1
                               DATED MAY 22, 2003
                      TO THE PROSPECTUS DATED MAY 1, 2003
                       FOR THE TIAA SEPARATE ACCOUNT VA-1
                           TEACHERS PERSONAL ANNUITY
                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

TIAA SUSPENDS SALES OF NEW TEACHERS PERSONAL ANNUITY CONTRACTS

     Teachers Insurance and Annuity Association of America (TIAA) has determined to temporarily suspend sales of its Teachers Personal Annuity Individual Deferred Variable Annuity contracts (the Contracts) in those limited states where new Contracts are offered. Beginning May 22, 2003, TIAA will not distribute new applications for the Contracts.

     Existing Contracts will remain in effect and existing contractowners can continue to contribute money to their Contracts. Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the Stock Index Account count toward this limit.